Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Continental Materials Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Gidwitz, the Chairman of the Board and Chief Executive Officer of the Company, and I, Mark S. Nichter, the Vice President, Secretary and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2017

By:	/s/ James G. Gidwitz
James G. Gidwitz
Chairman of the Board and
Chief Executive Officer

By:	/s/ Mark S. Nichter
Mark S. Nichter
Vice President, Secretary and Chief Financial Officer